Exhibit 10.189

                                                               Execution Version

                      SUPPLEMENT TO SUBORDINATION AGREEMENT

      This SUPPLEMENT dated as of November 14, 2001 (this "Supplement") to the Subordination Agreement dated as of January 28, 1998 (as amended, supplemented, or modified from time to time, the "Subordination Agreement") made by DREW INDUSTRIES INCORPORATED, a Delaware corporation (the "Company") and each direct and indirect subsidiary thereof party thereto (collectively, together with the Company, the "Credit Parties") and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, MIDWESTERN UNITED LIFE INSURANCE COMPANY, SECURITY LIFE OF DENVER INSURANCE COMPANY, EQUITABLE LIFE INSURANCE COMPANY OF IOWA and USG ANNUITY & LIFE COMPANY (collectively, together with each future holder of Senior Notes, the "Noteholders").

      Reference is hereby made to the Note Purchase Agreement dated as of January 28, 1998 (as amended, supplemented or modified from time to time, the "Note Purchase Agreement") among Kinro, Inc., an Ohio corporation, Lippert Tire & Axle, Inc. (formally known as Shoals Supply, Inc.), a Delaware corporation, Lippert Components, Inc., a Delaware corporation, and the Noteholders.

      Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Note Purchase Agreement.

      The Credit Parties entered into the Subordination Agreement to induce the Noteholders to acquire the Notes. Pursuant to (and as more particularly set forth in) Section 11.12 of the Note Purchase Agreement, the undersigned Subsidiaries of the Company (each, a "New Credit Party") are required to become parties to the Subordination Agreement pursuant to an instrument in form, scope and substance satisfactory to the Noteholders. Section 4.07(b) of the Subordination Agreement provides that the New Credit Parties may become parties to the Subordination Agreement by entering into an agreement in the form of this Supplement.

      Accordingly, and for other good and lawful consideration the receipt and sufficiency of which are hereby acknowledged, the Noteholders and each of the New Credit Parties agree as follows:

      Section 1. In accordance with Section 4.07(b) of the Subordination Agreement, each New Credit Party by its signature below becomes a party to the Subordination Agreement with the same force and effect as if originally a signatory thereto, and each New Credit Party hereby agrees (a) to all the terms and provisions of the Subordination Agreement applicable to it as a Credit Party thereunder and (b) represents and warrants that the representations and warranties made by it as a Credit Party thereunder are true and correct on and as of the date hereof. Each reference to a "Credit Party" in the Subordination Agreement shall be deemed to include each New Credit Party. The Subordination Agreement is hereby incorporated herein by reference.

      Section 2. Each New Credit Party represents and warrants to the Noteholders and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it

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and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether considered in a proceeding at law or in equity).

      Section 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Noteholders shall have received counterparts of this Supplement that bear the signatures of each New Credit Party and the Noteholders.

      Section 4. Each New Credit Party agrees to furnish (including herewith) to the Noteholders such information as the Noteholders shall reasonably request in connection with such New Credit Party.

      Section 5. Except as expressly supplemented hereby, the Subordination Agreement shall remain in full force and effect.

      Section 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      Section 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Note Purchase Agreement, the Notes and the Transaction Documents shall not in any way be affected or impaired. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      Section 8. All communications and notices hereunder shall be in writing and given as provided in Section 20 of the Note Purchase Agreement. All communications and notices hereunder to each New Credit Party shall be given to it at the respective address set forth under its signature hereto.

      Section 9. Each New Credit Party agrees to reimburse the Noteholders for their expenses incurred in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel.


                                       2
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      IN WITNESS WHEREOF, each New Credit Party and the Noteholders have duly executed this Supplement as of the day and year first above written.


                                    BBD REALTY TEXAS LIMITED PARTNERSHIP

                                    By:  Kinro Manufacturing, Inc, its General
                                         Partner

                                    By: _______________________________________
                                        Name:
                                        Title:

                                    Address: __________________________________
                                             __________________________________
                                             __________________________________

                                    Telephone: ________________________________

                                    Facsimile: ________________________________


                                    COIL CLIP, INC.

                                    By: _______________________________________
                                        Name:
                                        Title:

                                    Address: __________________________________
                                             __________________________________
                                             __________________________________

                                    Telephone: ________________________________

                                    Facsimile: ________________________________


                                    LD REALTY, INC.

                                    By: _______________________________________
                                        Name:
                                        Title:

                                    Address: __________________________________
                                             __________________________________
                                             __________________________________

                                    Telephone: ________________________________

                                    Facsimile: ________________________________

                                    LIPPERT COMPONENTS OF CANADA, INC.

                                    By: _______________________________________
                                        Name:
                                        Title:

                                    Address: __________________________________
                                             __________________________________
                                             __________________________________

                                    Telephone: ________________________________

                                    Facsimile: ________________________________


                              TEACHERS INSURANCE AND ANNUITY ASSOCIATION

                              By: _______________________________________
                                  Name:
                                  Title:

                              ING INVESTMENT MANAGEMENT LLC, as agent
                              for Midwestern United Life Insurance
                              Company, Security Life of Denver
                              Insurance Company, Equitable Life
                              Insurance Company of Iowa and USG
                              Annuity & Life Company

                              By: _______________________________________
                                  Name:
                                  Title: